                                                                   EXHIBIT 10.16


                                 LEASE ADDENDUM


         This Lease Addendum is made by and between WILMINGTON COMMERCE PARK PARTNERSHIP ("WCPP") as Landlord and DJ&J SOFTWARE CORPORATION ("EGGHEAD") as Tenant pursuant to a certain Lease (the "Lease") entered into by the parties in August 1995 for 83,200 square feet of space in Building 12, Airborne Commerce Park, State Route 73, Wilmington, Ohio.

         WCPP has agreed to construct certain additional improvements in the Leased Premises at Egghead's expense. The cost of these improvements is $226,002.00 and Egghead shall pay it as follows:

         Egghead shall pay the cost of the improvements as Additional Rent in monthly installments of $4,646.12 (representing the principal amount of the improvements amortized over the life of the Lease at 11% interest per annum) beginning March 1, 1996 and on the first day of each month of the Lease thereafter, in advance, without demand, at the office of WCPP until paid in full. This sum shall be in addition to the Basic Annual Rent and any and all other amounts due from Egghead to WCPP under the Lease.

         IN WITNESS WHEREOF, the parties hereto have set their hands to triplicates hereof, this _____ day of _______________, 1996 as to WCPP and this _____ day of _______________, 1996 as to Egghead.

Signed and acknowledged             LANDLORD: WILMINGTON COMMERCE
in the presence of:                             PARK PARTNERSHIP


_________________________________   By:_________________________________

                                    Its:________________________________
_________________________________

                                    TENANT: DJ & J SOFTWARE CORPORATION

_________________________________   By:_________________________________
                                       Terence M. Strom, President
                                         and C.E.O.
_________________________________

STATE OF OHIO, COUNTY OF ___________________, SS:

         The foregoing instrument was acknowledged before me this _____ day of _______________, 1996, by ______________________, ________________________, on
behalf of WILMINGTON COMMERCE PARK PARTNERSHIP.


                                         ____________________________________
                                         Notary Public







STATE OF WASHINGTON, COUNTY OF KING, SS:

         The foregoing instrument was acknowledged before me this _____ day of _______________, 1996, by Terence M. Strom, President and C.E.O., on behalf of DJ & J SOFTWARE CORPORATION.


                                         ____________________________________
                                         Notary Public

                            SECOND ADDENDUM TO LEASE

         This Second Addendum to Lease is entered into by Wilmington Commerce Park Partnership ("WCPP" or "Landlord") as landlord and DecisionOne Holdings Corp. ("DecisionOne" or "Tenant") as tenant.

         A. Pursuant to a certain lease (the "Lease") dated August 17, 1995, amended by an addendum (the "Addendum") dated April 16, 1996, DJ&J Software Corporation (Egghead") leased from WCPP certain real property consisting of 83,200 square feet of space (the "Leased Premises") in a warehouse located at 3262 State Route 73 South, Wilmington, Ohio which warehouse is sometimes referred to as Building 12 of the Airborne Commerce Park.

         B. By instrument dated July _____, 1996, (the "Assignment") Egghead assigned to DecisionOne all of its right, title and interest as tenant under the Lease and Addendum, and DecisionOne accepted the assignment and has succeeded to such rights, title and interest.

         C. Under Article 37 of the Lease, the Tenant has a right of first refusal to lease available additional space in Building 12. There is currently available 19,200 square feet of space in the building and DecisionOne wishes to rent all of such space.

         NOW, THEREFORE, for valuable consideration paid, receipt of which is hereby acknowledged, the parties agree as follows:

         1. EXERCISE OF RIGHT. DecisionOne hereby exercises its right of first refusal to lease 19,200 square feet of space in Building 12. WCPP accepts such exercise of the right of first refusal to lease according to the terms set forth herein.

         2. EFFECTIVE DATE. The effective date of this Second Addendum to Lease shall be February 1, 1998.

         3. REVISED LEASE. Article 1 of the Lease is hereby amended so that the Lease Term begins February 1, 1998 and ends January 31, 2003, both dates inclusive.

         4. TENANT IMPROVEMENTS. DecisionOne shall be allowed up to $50,000 for tenant improvements. It shall be responsible for all necessary permits and construction. WCPP will reimburse DecisionOne for amounts expended up to the allowed amount upon receipt of paid bills for materials or equipment installed and work completed.
DecisionOne shall provide WCPP with a copy of any occupancy permit issued.

         5. RENT. Article 3 of the Lease shall be revoked and the following shall be substituted in its place.

         RENT.

                  Section 1. Tenant shall pay to the Landlord as BASIC ANNUAL RENT for the Leased Premises for each year of the period of February 1, 1998 through January 31, 2003, the sum of Four Hundred Seventy-Nine Thousand Two Hundred Thirty-Two Dollars ($479,232.00) which shall be paid in equal monthly installments of Thirty-Nine Thousand Three Hundred Thirty-Six Dollars and 00/100ths Dollars ($39,336.00), due and payable on the first day of each month, in advance. Said rent shall be paid to the Landlord, or to the duly authorized agent of the Landlord, at its office at 3800 Red Bank Road, Cincinnati, Ohio 45227. Checks should be made payable to WILMINGTON COMMERCE PARK PARTNERSHIP. Any Basic Annual Rent payment not received by the Landlord by the tenth day of the month shall be past due. If the commencement date of this Lease is other than the first day of the month, any rental adjustment or additional rents hereinafter provided for shall be prorated accordingly. The Tenant will pay the rent as herein provided, without deduction whatsoever, and without any obligation of the Landlord to make demand for it. Any installment of rent accruing hereunder and any other sum payable hereunder, if not paid within ten days of when due, shall bear interest at the rate of eighteen percent (18%) per annum until paid. Late Fee. Provided, however, that Tenant shall be entitled to two (2) written notices from Landlord in a given Lease Year that such rent, additional rent or other charge is due and payable within five (5) days of Tenant's receipt of such notice before a service charge will be assessed. After four (4) such notices have been give to Tenant during the term of this Lease then no further notices shall be give and Tenant shall pay any service charges as otherwise provided herein. The Basic Annual Rent of $479,232.00 shall be adjusted annually based on the Consumer Price Index beginning January 1, 1999, the adjustment date for that year and each year thereafter, whether during the term of this Lease or any renewal or extension thereof. Increases in the Basic Annual Rent shall be made in accordance with the following procedure:

                  a. The index to be used for this adjustment shall be the Consumer Price Index (North Central Region, All Urban Consumers, All Items, 1982-84 equaling a base of 100, from the U.S. Department of Labor, Bureau of Labor Statistics, Washington, D.C.).

                  b. The Consumer Price Index of 1997 for the month of December shall be the "Base Period Consumer Price Index." The Consumer Price Index for the month of December prior to each adjustment date in each adjustment year shall be the "Adjustment Period Consumer Price Index."

                  c. The Base Period Consumer Price Index shall be subtracted from the Adjustment Period Consumer Price Index; the difference shall be divided by the Base Period Consumer Price Index. This quotient shall then be multiplied by the $479,232.00 (Basic Annual Rent amount) and the result shall then be added to the $479,232.00 (Basic Annual Rent amount). The resulting sum shall be the Adjusted Annual Rent for such immediately succeeding leasehold period which shall be paid in equal monthly installments.

                  d. If the said Consumer Price Index is, at any time during the term of this Lease, discontinued by the Government, then the most nearly comparable index shall be substituted for the purpose of the aforesaid calculations.

                  e. The rental amount shall not be increased more than five percent (5%) on any one annual adjustment and shall never be increased more than twenty percent (20%) over the initial rent during the term of this lease.

                  Section 2. Rent Commencement Date: Base Annual Rent shall commence February 1, 1998, PROVIDED, HOWEVER, that DecisionOne shall receive a six-month Rent-Free Period on only the 19,200 square feet of additional space running from February 1, 1998 through July 31, 1998. For that period, the monthly installment of rent shall be $32,448.00 each.

                  Section 3. The Tenant shall reimburse the Landlord for the costs of water, gas, and electricity, including electricity costs for exterior lighting, or any other utilities paid by Landlord in connection with the Leased Premises. Said reimbursement shall be additional rent due on the first day of the calendar month next following rendition of a bill therefor. If any services are separately metered, the cost shall be paid directly by the Tenant to the utility service. The heating and other utilities except water, not separately metered will be prorated on the basis of the square footage serviced by a given meter and paid to Landlord as billed. The total cost of water shall be paid by Tenant currently in occupancy and costs thereof shall be prorated on the basis of square footage occupied by each Tenant (if more than one). In the event that any occupant of the building uses a disproportionate amount of said utilities, an adjustment shall be made so that each tenant pays for their entire share but not a portion of the utilities used by other tenants of the building.

                  Section 4. The Tenant agrees to pay any increased real estate taxes over and above the real estate taxes paid by the Landlord during the first year of the term of this Lease. Said amount shall be deemed to be additional rent and shall be due and payable on the first of the month following delivery to Tenant of a receipt for Landlord's payment of said real estate taxes. The Tenant shall pay its share of expenses that the Landlord shall incur by reason of compliance with new laws, orders, special rent/use taxes, ordinances and new regulations of Federal, State, County and Municipal authorities, and with any lawful direction of any public officer or officers, which lawful direction shall be imposed upon the Landlord for the common good of the occupants of the Airborne Commerce Park. Capital improvement which are the responsibility of Landlord shall not be deemed to be prorated to be passed through to Tenant hereunder.

                  Section 5. None of the following acts or omissions by the Landlord shall in any way affect the payment of the rent at the time specified in this Lease; if the Landlord at any time enters into a contract for any alterations, additions, repairs or improvements; if the Landlord fails to make such alterations, additions, repairs or improvements. The Landlord may discontinue all facilities and services rendered by it or its agents or contractors that are not expressly covenanted for herein; such facilities and services shall constitute no part of the consideration for this Lease.

                  Section 6. Tenant has deposited with Landlord the sum of Six Thousand Five Hundred Sixty and no/100ths ($6,560.00), as security for its performance of its lease of part of Building 2. These funds shall continue to be held by Landlord, without interest, and may be commingled with Landlord's other funds, as security for the performance by Tenant of all the terms and conditions of this Lease. If a default should occur, Landlord, at its option, may apply the deposit, in whole or in part to cure the default. If any part of the deposit is so applied by Landlord, Tenant shall, upon Landlord's request, remit to Landlord the amount necessary to restore the full security deposit. Tenant's failure to do so within five (5) days after receipt of Landlord's demand shall be a default. If at the end of the Lease, Tenant is not in default, the security deposit shall be returned to Tenant.

         6. RATIFICATION OF EXISTING LEASE TERMS. In all other respects, except as specifically modified herein all the terms and conditions of the existing Lease, Addendum, Assignment and Assumption are hereby ratified and confirmed by the parties hereto.

         In Witness Whereof the parties have hereunto set their hand to one or more counterparts hereof this ____ day of __________________, 1998 as to WCPP and this ____ day of __________________, 1998, as to DecisionOne.

Signed and acknowledged                     (1) WILMINGTON COMMERCE PARK
in the presence of:                                PARTNERSHIP


____________________________________        By__________________________________
(as to 1)
                                            Its_________________________________

____________________________________
(as to 1)

                                            (2) DECISIONONE HOLDINGS CORP.


____________________________________        By__________________________________
(as to 2)
                                            Its_________________________________

____________________________________
(as to 2)




STATE OF OHIO, HAMILTON COUNTY, ss:

         The foregoing instrument was signed and acknowledged before me by Wilmington Commerce Park Partnership by and through ___________________________, its __________________________ who acknowledged that he did sign the foregoing instrument and the same is his free act an deed as such officer and the free act and deed of said Wilmington Commerce Park Partnership.

         In Testimony Whereof, I have hereunto set my hand and official seal at ______________________, Ohio, this _____ day of _________________________, 1998.


                                           ____________________________________
                                           Notary Public



STATE OF PENNSYLVANIA, ___________________________ COUNTY, ss:

         The foregoing instrument was signed and acknowledged before me by DecisionOne Holdings Corp. by and through __________________________________, its __________________________ who acknowledged that he did sign the foregoing instrument and the same is his free act an deed as such officer and the free act and deed of said DecisionOne Holdings Corp.

         In Testimony Whereof, I have hereunto set my hand and official seal at ______________________, Ohio, this _____ day of _________________________, 1998.


                                           ____________________________________
                                           Notary Public

                        WAIVER OF FIRST RIGHT TO SUBLEASE


         ABX AIR, Inc. hereby waives, for this Second Addendum only, its right pursuant to Article 6, Section 1 of said Lease (as amended) to a first right to sublease the premises leased to DecisionOne by the foregoing. This waiver shall not for any purpose constitute a future waiver of its right to sublease under the Lease (as amended).

Signed and acknowledged                     ABX AIR, INC.
in the presence of:


____________________________________        By__________________________________
                                              Joseph C. Hete
                                              Senior Vice President
____________________________________







STATE OF OHIO, CLINTON COUNTY, ss:

         The foregoing instrument was signed and acknowledged before me by ABX AIR, Inc. by and through Joseph C. Hete, its Senior Vice President who acknowledged that he did sign the foregoing instrument and the same is his free act an deed as such officer and the free act and deed of said ABX AIR, Inc..

         In Testimony Whereof, I have hereunto set my hand and official seal at Wilmington, Ohio, this _____ day of _________________________, 1998.


                                            ____________________________________
                                            Notary Public

This instrument prepared by Karen Buckley of Buckley, Miller & Wright, Attorneys at Law, Wilmington, Ohio. (comm1/lc)

                       ASSIGNMENT AND ASSUMPTION OF LEASE


         This ASSIGNMENT AND ASSUMPTION OF LEASE is made as of __________ __, 1996, by and between DJ&J SOFTWARE CORPORATION ("EGGHEAD") as Assignor and DECISIONONE HOLDINGS CORP. ("DECISIONONE") as Assignee under the following circumstances:

         A. Pursuant to a certain lease (the "Lease") dated August 17, 1995, and amended by an addendum (the "Addendum") dated April 15, 1996, Egghead leased from Wilmington Commerce Park Partnership ("WCPP") certain real property consisting of 83,200 square feet of space in a warehouse located at 3262 State Route 73 South, Wilmington, Ohio, which warehouse building is sometimes designated as Building 12 of the Airborne Commerce Park.

         B. Egghead wishes to assign all of its right, title and interest under the Lease and Addendum to DecisionOne and DecisionOne is willing to assume all of Egghead's liabilities and obligations under the Lease and Addendum.

         NOW, THEREFORE, for valuable consideration paid, receipt of which is hereby acknowledged, effective as of __________ __, 1996, the parties agree as follows:

         1. Egghead assigns to DecisionOne all of its right title and interest in the Lease and Addendum, together with all rights arising under or by virtue of the Lease and Addendum.

         2. Egghead represents and warrants to DecisionOne that a) the Lease and Addendum are in full force and effect and have not been further modified or amended; b) neither Egghead nor WCPP is in default under the Lease and Addendum, nor to Egghead's knowledge has any event or condition occurred which, with the giving of notice, the passage of time, or both, would constitute a default by either party; c) WCPP is holding a security deposit in the amount of $6,560.00, no amount of which has been applied by WCPP to Egghead's obligations and all rights to such security deposit are hereby assigned to DecisionOne by this Assignment.

         3. DecisionOne accepts this Assignment and assumes and agrees to perform all of the obligations of Egghead arising or accruing under the Lease and Addendum on or after the effective date of this Assignment.

         4. Egghead shall indemnify and hold DecisionOne harmless from and against all loss, damage, cost and expense that may be claimed against, imposed upon or incurred by DecisionOne by reason of Egghead's failure to perform any of its obligations under the Lease or Addendum prior to the effective date of this Assignment.

         5. DecisionOne shall indemnify and hold Egghead harmless from and against all loss, damage, cost and expense that may be claimed against, imposed upon or incurred by Egghead by reason of DecisionOne's failure to perform any of the obligations under the Lease or Addendum assumed by DecisionOne pursuant to Paragraph 3.

         SIGNED as of the date first written above.

Signed and acknowledged                    DJ&J SOFTWARE
in the Presence of:                          CORPORATION


_____________________________              By______________________________

                                           Name____________________________
_____________________________              Title___________________________


                                           DECISIONONE HOLDINGS
                                             CORP.

_____________________________              By______________________________

                                           Name____________________________
_____________________________              Title___________________________


STATE OF WASHINGTON, COUNTY OF KING, SS:

         The foregoing instrument was acknowledged before me this _____ day of ___________, 1996, by _______________________, ____________________, on behalf of DJ&J SOFTWARE CORPORATION, a __________________ corporation.


                                           ___________________________________
                                           Notary Public




STATE OF PENNSYLVANIA, COUNTY OF ___________________, SS:

         The foregoing instrument was acknowledged before me this _____ day of ____________, 1996, by ______________________, _______________________, on
behalf of DECISIONONE HOLDINGS CORP., a ____________________ corporation.


                                           ___________________________________
                                           Notary Public

                      WILMINGTON COMMERCE PARK PARTNERSHIP

                             WAREHOUSE/DISTRIBUTION

                               AGREEMENT OF LEASE


         LEASE FOR BUILDING 12

         PROPERTY LOCATED AT State Route 73 South, Wilmington, Ohio  45177

                      WILMINGTON COMMERCE PARK PARTNERSHIP

                             WAREHOUSE/DISTRIBUTION

                               AGREEMENT OF LEASE

                  THIS LEASE made this _____ day of __________________, 199___, by and between WILMINGTON COMMERCE PARK PARTNERSHIP hereinafter referred to as the Landlord, and DJ & J SOFTWARE CORPORATION, A WASHINGTON CORPORATION DOING BUSINESS AS EGGHEAD SOFTWARE/EGGHEAD, hereinafter referred to as the Tenant. Tenant's business enterprise is organized as a corporation and is admitted to do business in the State of Ohio.

                              W I T N E S S E T H:

                  The Landlord does hereby lease and let to the Tenant and the Tenant accepts from the Landlord under the terms and conditions of this Lease, the following described Premises:

         83,200 square feet, more or less, located at State Route 73 South, Wilmington, Ohio 45177 and sometimes designated as Building 12, hereinafter referred to as the Leased Premises.

         ARTICLE 1. TERM.

                  TO HAVE AND TO HOLD unto the Tenant for a term of Five (5) years, commencing on the 1st day of February, 1996, ("commencement date") and ending on the 31st day of January, 2001 both dates inclusive.

         EARLY ENTRY: Upon execution of this Lease, Landlord shall give Tenant and its agents free access to the Premises at all reasonable times upon request to the Landlord for the purpose of conducting tests and inspections, altering and constructing leasehold improvements, installing trade fixtures and equipment, and otherwise preparing the Premises for operation of Tenant's business.

         PERMIT DROP-DEAD: Tenant is responsible for obtaining all necessary construction, and occupancy permits for office build-out, if any. If Tenant is unable to obtain such permits, despite diligent efforts, then Tenant shall so notify Landlord in writing and Landlord shall have the option to obtain such permits, on behalf of Tenant, at Tenant's expense. If Landlord is unable to obtain said permits within 30 days from the date of Tenant's written notice, then this Lease shall terminate and Landlord shall pay to Tenant all sums previously paid by Tenant to Landlord under this Lease within ten days of such termination.

         ARTICLE 2. ACCEPTANCE OF LEASED PREMISES.

                  Section 1. The Leased Premises shall be constructed with the dimensions, ceiling heights, slab thickness, insulation, gas unit heaters, electrical services, loading docks, paved parking areas and other specifications described in Exhibit A hereto and shall be delivered to the Tenant in Shell condition which shall include a Certificate of Occupancy.

                  Section 2. Landlord will provide, in addition to the above, one men's and one women's restroom at a total cost not to exceed $15,000. Said restrooms may be completed before or after delivery of the Leased Premises and such completion shall not delay Tenant's obligations to pay rent hereunder.

                  Section 3. Pre-Existing Defects: Tenant's acceptance of the Premises does not extend to any defects which are not readily ascertainable during the course of Tenant's visual inspection.

         ARTICLE 3. RENT.

                  Section 1. Tenant shall pay to the Landlord as BASIC ANNUAL RENT for the Leased Premises for each year of the period of February 1, 1996 through January 31, 2001, the sum of Three Hundred Forty-One Thousand One Hundred Twenty Dollars ($341,120.00) which shall be paid in equal monthly installments of Twenty-Eight Thousand Four Hundred Twenty-Six Dollars and 66/100ths Dollars ($28,426.66), due and payable on the first day of each month, in advance. Said rent shall be paid to the Landlord, or to the duly authorized agent of the Landlord, at its office at 3800 Red Bank Road, Cincinnati, Ohio 45227. Checks should be made payable to WILMINGTON COMMERCE PARK PARTNERSHIP. Any Basic Annual Rent payment not received by the Landlord by the tenth day of the month shall be past due. If the commencement date of this Lease is other than the first day of the month, any rental adjustment or additional rents hereinafter provided for shall be prorated accordingly. The Tenant will pay the rent as herein provided, without deduction whatsoever, and without any obligation of the Landlord to make demand for it. Any installment of rent accruing hereunder and any other sum payable hereunder, if not paid within ten days of when due, shall bear interest at the rate of eighteen percent (18%) per annum until paid. Late Fee. Provided, however, that Tenant shall be entitled to two (2) written notices from Landlord in a given Lease Year that such rent, additional rent or other charge is due and payable within five (5) days of Tenant's receipt of such notice before a service charge will be assessed. After four (4) such notices have been given to Tenant during the term of this Lease then no further notices shall be given and Tenant shall pay any service charges as otherwise provided herein. The Basic Annual Rent of $341,120.00 shall be adjusted annually based on the Consumer Price Index beginning February 1, 1997, the adjustment date which shall commence in the second year of lease and each year thereafter, whether during the term of this Lease or any renewal or extension thereof. Increases in the Basic Annual Rent shall be made in accordance with the following procedure:

         a. The index to be used for this adjustment shall be the Consumer Price Index

         (North Central Region, All Urban Consumers, All Items, 1982-84 equaling a base of 100, from the U.S. Department of Labor, Bureau of Labor Statistics, Washington, D.C.).

         b. The Consumer Price Index of 1996 for the month of January shall be the "Base Period Consumer Price Index." The Consumer Price Index for the month of January prior to each adjustment date in each adjustment year shall be the "Adjustment Period Consumer Price Index."

         c. The Base Period Consumer Price Index shall be subtracted from the Adjustment Period Consumer Price Index; the difference shall be divided by the Base Period Consumer Price Index. This quotient shall then be multiplied by the $341,120.00 (Basic Annual Rent amount) and the result shall then be added to the $341,120.00 (Basic Annual Rent amount). The resulting sum shall be the Adjusted Annual Rent for such immediately succeeding leasehold period which shall be paid in equal monthly installments.

         d. If the said Consumer Price Index is, at any time during the term of this Lease, discontinued by the Government, then the most nearly comparable index shall be substituted for the purpose of the aforesaid calculations.

         e. The rental amount shall not be increased more than five percent (5%) on any one annual adjustment and shall never be increased more than twenty percent (20%) over the initial rent during the term of this lease.

                  Section 2. Rent Commencement Date: Base Annual Rent shall commence sixty (60) days after the Commencement Date; PROVIDED, HOWEVER, that if the Leased Premises becomes operational before the expiration of the sixty day period, Base Annual Rent shall commence immediately upon such operation.

                  Section 3. The Tenant shall reimburse the Landlord for the costs of water, gas, and electricity, including electricity costs for exterior lighting, or any other utilities paid by Landlord in connection with the Leased Premises. Said reimbursement shall be additional rent due on the first day of the calendar month next following rendition of a bill therefor. If any services are separately metered, the cost shall be paid directly by the Tenant to the utility service. The heating and other utilities except water, not separately metered will be prorated on the basis of the square footage serviced by a given meter and paid to Landlord as billed. The total cost of water shall be paid by Tenant currently in occupancy and costs thereof shall be prorated on the basis of square footage occupied by each Tenant (if more than one). In the event that any occupant of the building uses a disproportionate amount of said utilities, an adjustment shall be made so that each tenant pays for their entire share but not a portion of the utilities used by other tenants of the building.

                  Section 4. The Tenant agrees to pay any increased real estate taxes over and above the real estate taxes paid by the Landlord during the first year of the term of this Lease. The Tenant's proportionate share of any increase shall be a fraction thereof, the numerator of which is the number of square feet in the leased premises and the denominator of which is 121,600 square feet (the total square feet of floor area in the building or buildings located on the tax parcel for which taxes are increasing). Said amount shall be deemed to be additional rent and shall be due and payable on the first of the month following delivery to Tenant of a receipt for Landlord's payment of said real estate taxes. The Tenant shall pay its share of expenses that the Landlord shall incur by reason of compliance with new laws, orders, special rent/use taxes, ordinances and new regulations of Federal, State, County and Municipal authorities, and with any lawful direction of any public officer or officers, which lawful direction shall be imposed upon the Landlord for the common good of the occupants of the Airborne Commerce Park. Capital improvements which are the responsibility of Landlord shall not be deemed to be prorated to be passed through to Tenant hereunder.

                  Section 5. None of the following acts or omissions by the Landlord shall in any way affect the payment of the rent at the time specified in this Lease; if the Landlord at any time enters into a contract for any alterations, additions, repairs or improvements; if the Landlord fails to make such alterations, additions, repairs or improvements. The Landlord may discontinue all facilities and services rendered by it or its agents or contractors that are not expressly covenanted for herein; such facilities and services shall constitute no part of the consideration for this Lease.

                  Section 6. Tenant has deposited with Landlord the sum of SIX THOUSAND FIVE HUNDRED SIXTY AND NO/100THS ($6,560.00), as security for its performance of its lease of part of Building 2. Upon Lessee's relocation from Building 2, these funds shall continue to be held by Landlord, without interest, and may be commingled with Landlord's other funds, as security for the performance by Tenant of all the terms and conditions of this Lease. If a default should occur, Landlord, at its option, may apply the deposit, in whole or in part to cure the default. If any part of the deposit is so applied by Landlord, Tenant shall, upon Landlord's request, remit to Landlord the amount necessary to restore the full security deposit. Tenant's failure to do so within five (5) days after receipt of Landlord's demand shall be a default. If at the end of the Lease, Tenant is not in default, the security deposit shall be returned to Tenant.

         ARTICLE 4. COMMON AREA.

                  For the purpose of this Lease, the term "common area" is defined for all purposes of this Lease as facilities that are intended for the common use of all tenants. For purposes of this definition, facilities include the parking area, driveways, private streets and alleys, landscaping, curbs, loading area, sidewalks and exterior lighting facilities intended for the common use of the tenant. Not included are spaces in existing or future buildings or vacant land designed for commercial rental purposes and exclusive to a given tenant. The Landlord may from time to time change the dimensions of the common area, provided that access by trucks to the loading docks is maintained. Tenant and its employees, customers, licensees and invitees shall have the nonexclusive right to use the common area as constituted from time to time. The use shall be in common with the Landlord or other tenants in Landlord's buildings and other persons permitted by the Landlord to use the common area. The use shall be subject to all reasonable nondiscriminatory rules and regulations prescribed by Landlord and as amended from time to time, including the designation of specific areas within the common area for parking automobiles owned by the Tenant, its employees, licensees and invitees. If automobiles or other vehicles are parked in part of the common area not specifically designated for employee parking, Tenant shall pay Landlord, as additional rent, an amount equal to the daily or hourly charge established by Landlord for each automobile or vehicle so parked. Such parking use shall not be permitted unless approved by Landlord in writing. Tenant shall not solicit business within the common area or take any action which would interfere with the rights of other persons to use of the common area. The Tenant shall have no right to use the common area for storage of pallets or other storage purposes, and trash shall be stored only in such containers and in such place as approved by the Landlord. The Landlord shall maintain the common area and keep the same in good order and repair including lighting and landscaping. The Landlord may temporarily close any part of the common area for any period necessary to make repairs or alterations or to prevent the public from obtaining prescriptive rights. The cost of exterior lighting and ice and snow removal, general cleaning, asphalt sealing and restriping and landscape maintenance will be prorated among the Tenants in accordance with the percentage that the square footage of the Leased Premises bears to the total square footage of all buildings adjacent to the Leased Premises. The share of such cost will be deemed to be additional rent and shall be due the first of the month following the invoice thereof by Landlord to the Tenant of the amount due, whichever is later. Notwithstanding the foregoing, Tenant shall not be obligated to pay costs of parking lot restriping more frequently than every seven (7) years unless unusual weather conditions cause substantial deterioration in markings within the seven year period.

         LANDLORD'S ACCOUNTING: Landlord must maintain books and records for all operating expenses, utilities, insurance, taxes and other charges paid to Landlord by Tenant in accordance with generally accepted accounting principles, and provide to Tenant an accounting of such charges. Tenant has right to audit Landlord's books and records for such charges. Landlord must pay for an audit of its books and records if those charges are in error by more than three percent (3%).


         ARTICLE 5. USE OF LEASED PREMISES.

                  Section 1. The Leased Premises shall be used and occupied only for direct mail and telemarketing activities, warehousing and distribution of products and related activities and for no other purposes or purposes without the written consent of the Landlord. Landlord warrants that Tenant's proposed use of the Leased Premises complies with the requirements hereof.

                  Section 2. The Tenant shall operate its business in a safe and proper manner as is normal, considering the uses of the Leased Premises above provided; and shall not manufacture, store, display or maintain any products or materials that will endanger the Leased Premises; shall do nothing that would increase the cost of insurance on the building or invalidate existing policies; shall not obstruct the sidewalks; shall not use the plumbing for any other purpose than for which it was constructed; shall not make or permit any unreasonable noise and/or odor objectionable to the public or adjacent occupants; shall not create a nuisance on the Leased Premises; and shall commit no waste.

                  Section 3. The Tenant shall abide by all police and fire regulations concerning the operation of its business; shall store all trash, rubbish and debris in closed containers; and shall practice all proper procedures and methods that are common to its business enterprise. The Tenant shall maintain a minimum temperature in the Leased Premises of fifty-five (55) degrees fahrenheit.

                  Section 4. The Tenant shall at all times keep all improvements and any equipment facilities or fixtures in good order, condition and repair and in a clean, sanitary and safe condition and in accordance with all applicable laws, ordinances and regulations of any governmental authority having jurisdiction. Tenant shall permit no waste, damage or injury to the Leased Premises.

                  Section 5. Tenant shall forthwith at its own cost and expense replace with glass of the same kind and quality any cracked or broken glass, including plate glass or glass or other breakable materials used in structural portions, and any interior and exterior windows and doors in the Leased Premises.

         ARTICLE 6. ASSIGNMENT AND SUBLETTING.

                  Section 1. Tenant shall not transfer, mortgage, or pledge this lease, or sublease the subject premises or any portion thereof, without the Landlord's prior written consent, which shall not be unreasonably withheld or delayed. Tenant shall give ABX AIR, INC., the first right to sublease any or all of the premises. The Landlord may deem any levy or sale or execution or other legal process against the Tenant, or any assignment or sale in bankruptcy or assignment or a receiver or insolvency of the Tenant, to be an assignment within the meaning of this Article.

                  Section 2. Assignment: Notwithstanding anything contained herein to the contrary, the following shall not be considered an assignment of the Lease or other transfer for the purpose of this section: (a) any change in ownership of tenant resulting from a public offering of stock of tenant for any parent corporation of tenant; or (b) any transfer of stock or assets of tenant to an affiliate or subsidiary corporation or other entity, or as a result of a merger, consolidation or the reorganization of tenant or any parent of tenant so long as tenant's permitted use of premises is unaltered. Tenant must provide Landlord with written notice regarding any change in ownership or transfer to affiliate or subsidiary corporation and receive written consent from Landlord which consent shall not be unreasonably withheld.

         RELEASE UPON ASSIGNMENT: Tenant shall be released from its obligations under this Lease if the subtenant or assignee approved by Landlord has managerial experience and a financial net worth comparable to Tenant at time of the execution of this Lease.

         ARTICLE 7. Repairs.

                  Section 1. Landlord shall keep the foundations, exterior walls (except plate glass or glass) roof, and sprinklers in good repair.

                  Section 2. Tenant shall contract for the maintenance of mechanical equipment. The Tenant shall replace any hot water heater as the need should arise with the same type and quality servicing the Leased Premises. Landlord warrants the water heater and heating and air conditioning equipment for one (1) year from the date Tenant occupies the premises. The Landlord shall replace, as needed, the heating and air conditioning equipment, provided the unit has been serviced annually and the cost of replacement shall be prorated over the useful life for such equipment.

         PRE-EXISTING DEFECTS: Tenant's acceptance of the Premises does not extend to any defects which are not readily ascertainable during the course of Tenant's visual inspection.

                  Section 3. Landlord shall not be liable for failure to keep the Leased Premises in repair, unless notice of the need for repairs has been given Landlord, after the same has come to the explicit attention of Tenant, a reasonable time has elapsed and Landlord has failed to make such repairs. Landlord shall not be liable for any damage done or occasioned by or from the electrical system, the heating and/or air conditioning system, the plumbing and sewer system in, above, upon or about the Leased Premises nor for damage occasioned by water, snow or ice being upon or coming through the roof, walls, windows, doors or otherwise, unless such damages are a result of Landlord's negligence or intentional misconduct in performance or failure to perform as above provided.

                  Section 4. Except as provided in Sections 1, 2 and 3 of this Article, Landlord shall not be obligated to make repairs, replacements or improvements or any kind upon said Leased Premises, or any equipment facilities or fixtures therein contained, which shall at all times be kept in good order, condition and repair by Tenant, and in a clean, sanitary and safe condition and in accordance with all applicable laws, ordinances and regulations of any governmental authority having jurisdiction. Tenant shall permit no waste, damage, or injury to the Leased Premises.

         ARTICLE 8. INSTALLATIONS AND ALTERATIONS.

                  Section 1. Tenant shall not make any alterations or additions to the Leased Premises which exceed in the aggregate $10,000.00 without first procuring Landlord's written consent, which consent shall not be unreasonably withheld, and delivering to Landlord the plans and specifications and copies of the proposed contracts and necessary permits, and shall furnish indemnification against liens, costs, damages and expenses as may be reasonably required by Landlord. All alterations, additions improvements and fixtures, other than trade fixtures, which may be made or installed by either of the parties hereto upon the Leased Premises and which in any manner are attached to the floors, walls or ceilings, at the termination of this Lease shall become the property of the Landlord unless Landlord requests their removal and shall remain upon and be surrendered with the Leased Premises as a part thereof, without damage or injury; and linoleum or other floor covering which may be cemented or adhesively affixed to the floor shall likewise become the property of Landlord, all without compensation or credit to Tenant.

                  Section 2. Landlord may withhold consent reasonably to any proposed alteration, addition or installation which Landlord believes, in the Landlord's reasonable opinion and discretion, could be considered a safety hazard by the Federal Aviation Administration ("FAA") or which Landlord believes would delay compliance or increase the costs incurred by Landlord in complying with any regulation or law administered or enforced by the FAA or similar regulatory body.

                  Section 3. The Tenant shall not erect or install any signage without first procuring Landlord's written consent, which consent shall not be unreasonably withheld or delayed.

                  Section 4. The Tenant shall have no rights to use and shall not use the roof of the Leased Premises for any purpose without the written consent of the Landlord. The Tenant shall not use the roof for storage, for any activity that will result in traffic on the roof, for anything that will penetrate the roof, use the roof as an anchor or otherwise damage the roof. The consent of the Landlord must be in writing for each specific use and must also approve the method of installation of the permitted use. Should the Tenant break this covenant, the Tenant shall be responsible for any damages caused to the roof or other parts of the building and shall assume the cost of maintaining and repairing the roof during the term of the Lease, including any renewals.

         ARTICLE 9. RISK OF LOSS.

                  Section 1. The Landlord shall not be held responsible for and is relieved from all liability by reason of, any injury or damage to any person, persons or property in the demised premises, whether belonging to the Tenant or any other person, caused by any fire or by any breakage or leakage in any part or portion of the demised premises, or in any part or portions of the building of which the demised premises are a part, unless such breakage, leakage, injury or damage is caused by or results from the negligence or intentional misconduct of the Landlord or its agents. The Tenant, in consideration of the rent, accepts and assumes such responsibility and liability.

                  Section 2. The Landlord shall not be held responsible for and is relieved from all liability by reason of, any injury or damage to any person, persons or property in the demised premises, whether belonging to the Tenant or any other person, from water, rain or snow that may leak into, issue, or flow from any part of the premises or of the building of which the demised premises are a part, from the pipes or plumbing work of the same or from any place or quarter, unless such damage, leak or flow is caused by or results from the negligence or intentional misconduct of the Landlord or its agents or any person or persons. The Tenant, in consideration of the rent herein specified, accepts and assumes such responsibility and liability.

                  Section 3. The Tenant releases the Landlord from all liability, and assumes all liability, for damages which may arise from any kind of injury to person, persons or property on account of the use, misuse or abuse of all elevators, hatches, or openings of any kind that may exist or hereinafter be erected or constructed on the premises or from any kind of injury that may arise from any other cause on the premises, unless such damage, injury, use, misuse or abuse is caused by or results from the negligence or intentional misconduct of the Landlord or its agents.

         ARTICLE 10. INSURANCE.

                  Section 1. Tenant shall not carry any stock of goods or do anything in or about said Leased Premises which will in any way tend to increase insurance rates on said Leased Premises or the building in which the same are located. Landlord warrants that Tenant's proposed use of the Leased Premises will not tend to increase insurance rates on the Leased Premises. If Landlord shall consent to such use, Tenant agrees to reimburse Landlord, upon demand, all increase or increases of premiums on insurance carried by the Landlord on all or part of the Leased Premises, or on the building of which the Leased Premises are a part, caused in any way by the Tenant's occupancy. If Tenant installs any electrical equipment that overloads or may overload the power lines to the building, Tenant shall make immediately, and at its own expense, whatever changes are necessary to remedy such overload or possible overload and to avoid the same in the future, and shall comply with all requirements of all governmental authorities having jurisdiction and with the requirements of any insurance underwriters and rating bureaus.

                  Section 2. Tenant agrees to procure and maintain a policy or policies of insurance, at its own costs and expense, insuring from all claims, demands or actions for injury to or death of more than one person in any one accident and for damages to property in an aggregate amount of not less than $2,000,000.00 made by or on behalf of any person or persons, firm or corporation, arising from, related to, or connected with the conduct and operation of Tenant's business in the Leased Premises. Landlord shall be named an Additional Insured Party in said policy. Such insurance shall be primary relative to any other valid and collectible insurance. Tenant may satisfy this insurance requirement with appropriate coverage under its existing policies which may be in the form of a blanket policy and shall not be obligated to obtain a separate policy for the Leased Premises. Said insurance shall not be subject to cancellation except after at least thirty (30) days prior written notice to Landlord, and certificates for the same, shall be deposited with Landlord at the commencement of the term and renewals of such coverage. If Tenant fails to comply with such requirement, Landlord may obtain such insurance and keep the same in effect after written notice to Tenant, and Tenant shall pay Landlord the premium cost thereof upon demand.

                  Section 3. All property of Tenant or those claiming under Tenant which may be upon said Leased Premises during the term hereof or any renewal thereof shall be at and upon the sole risk and responsibility of the Tenant.

         ARTICLE 11. DAMAGE BY FIRE OR OTHER CASUALTY.

                  Section 1. If the demised Premises are totally destroyed or so damaged by fire or other casualty not occurring through fault or negligence of the Tenant, or those employed by or acting for it, that they cannot be repaired and restored, on the basis of normal working days and hours, within 90 days, this lease shall terminate, and the rent shall abate for the balance of the term; PROVIDED, HOWEVER, that should it be determined anytime that the aforesaid fire or other casualty was caused by the negligence or willful misconduct of Tenant, its employees or agents, then this lease shall not terminate, and should it have been terminated prior to this determination, it shall be reinstated and all amounts which would have accrued but for the termination shall be immediately due to Landlord and all other duties hereunder shall be reinstated in full.

                  Section 2. If the damage above is only partial and the premises can be restored, on the basis of normal working days and hours, to the present condition within 90 days, the Landlord shall restore them as speedily as circumstances reasonable permit, including the time necessary and required by the insurance companies to inspect the premises and to make an adjustment with the Landlord. The Landlord may enter upon the premises for the purpose of doing the restoration work. However, if such damage occurs during the final 12 months of the then current term, the Landlord or the Tenant may terminate this lease by giving written notice to the other party within 30 days after the damage occurs. If Landlord either party exercises such option the rent shall abate for the balance of the term. The Landlord also may enter upon the demised premises whenever necessary to repair damage caused by fire or other casualty to the building of which the demised premises are a part, even though the effect of such entry is to render the demised premises or a part thereof untenantable. In that event, the rent shall be prorated and suspended while the Landlord is in possession, taking into account the proportion in area of the demised premises rendered untenantable or unusable and the duration of the Landlord's possession. If a dispute arises as to the amount of rent under this clause, the Tenant shall pay the full amount claimed by the Landlord. The Tenant may, however, proceed by law to recover any excess payment.

         ARTICLE 12. EMINENT DOMAIN.

                  Section 1. If any of the Leased Premises shall be taken by a public authority under the power of eminent domain and Landlord is unable to provide substitute space within the area of the Airborne Commerce Park, then the term of this Lease shall cease as of the day possession shall be taken by such public authority, and the rent shall be paid up to that date with a proportionate refund by Landlord of such rent as shall have been paid in advance.

                  Section 2. If less than substantially all of the floor area of the Leased Premises shall be so taken, as of the day possession shall be taken by such public authority, and the rent shall be paid up to that day with a proportionate refund by Landlord of such rent as may have been paid in advance, and thereafter the minimum rent shall be equitably abated, and Landlord shall at its own cost and expense make all necessary repairs or alterations as to constitute the remaining Leased Premises a complete architectural unit. If Tenant shall not be able to reasonably operate its business, then Tenant shall have the right to terminate this Lease on 60 days written notice.

                  Section 3. All damages awarded for such taking under the power of eminent domain, whether for the whole or a part of the Leased Premises, shall be the property of Landlord whether such damages shall be awarded as compensation for diminution in value of the leasehold or to the fee of the Leased Premises; provided, however, that the Landlord shall not be entitled to any separate award made to Tenant for loss of business, depreciation to and cost of removal of stock and fixtures.


         ARTICLE 13. ACCESS TO LEASED PREMISES.

                  Tenant shall retain all keys to the Leased Premises for security reasons. Tenant agrees to have accessible to Landlord for twenty-four
(24) hours each day, a person or persons who will be able to provide reasonable access to the Leased Premises for Landlord. After 48 hours written notice, except in cases of emergency, the Landlord or its agents shall have the right to enter upon the Leased Premises at all reasonable hours for the purpose of inspecting the same or of making repairs, additions or alterations thereto or to the building in which the same are located. If Landlord must obtain access to the premises in an emergency, and Tenant has not provided access as set forth above, Landlord may use whatever reasonable means are necessary to obtain access, and any costs to repair damage caused to the Leased Premises by Landlord in obtaining access shall be paid by Tenant. During the final six months of the Lease term, the Landlord shall have the right, upon 48 hours written notice, to show the Leased premises to prospective Tenants, purchasers or others. Landlord shall not be liable to Tenant in any manner for any expense, loss or damage by reason thereof, nor shall the exercise of such right be deemed an eviction or disturbance of Tenant's use and possession.

         ARTICLE 14. INABILITY TO DELIVER PREMISES.

                  If this Lease is executed and the Landlord cannot deliver possession of the Leased Premises before the commencement date (as defined in Article 1), it shall not be deemed to be in default under the Lease, and Tenant shall accept possession of the Leased Premises provided Landlord is able to tender them within 30 days, unless the delay is caused by an act or acts of severe winter weather, in which case Landlord shall have sixty(60) days to tender possession of the Leased Premises. Landlord waives the payment of rent covering any period before possession is tendered to Tenant.

         ARTICLE 15. LANDLORD'S SUCCESSORS.

                  The term "Landlord" as used in this Lease shall be limited to mean and include only the owner or owners, at the time, of the fee of the building, their successors and assigns, so that in the event of any sale or sales of the building, the previous Landlord shall be entirely released with respect to the performance of all subsequently accruing covenants and obligations on the part of Landlord. The retention of fee ownership by a Landlord of the building or of the land on which it is located under an underlying lease which is now or hereafter in effect, shall not be deemed to impose on such underlying Landlord any liability, initial or continuing, for the performance of the covenants and obligations of Landlord.

         ARTICLE 16. SUBORDINATION.

                  This Lease shall be subject to and subordinate at all times to the lien of any mortgages, now or hereafter made on the Leased Premises, to all advances made or hereafter to be made thereunder, and to any easements granted to or by Landlord which benefit or burden the Leased Premises. The Tenant agrees to execute a subordination agreement should Landlord's lender request same.

         ARTICLE 17. ATTORNMENT.

                  In the event the herein Leased Premises are sold due to any sale, transfer or foreclosure, by virtue of judicial proceedings or otherwise, this Lease shall continue in full force and effect, and Tenant agrees, upon request, to attorn to and acknowledge the transferee(s) or purchaser(s) at such transfer or sale as Landlord(s) hereunder; provided such transferee(s) or purchaser will recognize this Lease, unless and until it is in default.

         ARTICLE 18. LIMITATION ON LIABILITY.

                  Notwithstanding any other provision of this Lease, Tenant agrees to look solely to Landlord's interest in the building (subject to any mortgage on the building) for the recovery of any judgment requiring the payment of money by Landlord; it being agreed that Landlord, and if Landlord is a partnership, its partners whether general or limited, or if Landlord is a corporation, its directors, officers, and shareholders, shall never be personally liable for any such judgment, and no other assets of the Landlord shall be subject to such levy, execution or other procedures for the satisfaction of Tenant's judgment. The provision contained in the foregoing sentence is not intended to, and shall not, limit any right that Tenant might otherwise have to obtain injunctive relief against Landlord or Landlord's successors in interest, or to maintain any other action not involving the personal liability of Landlord, or to maintain any suit or action in connection with enforcement or collection of amounts which may become owing or payable under or on account of insurance maintained by Landlord.

         ARTICLE 19. TENANT'S DEFAULT.

                  Section 1. The Tenant, ten (10) days after receipt of written notice, shall be considered in default of this Lease upon failure to pay when due the rent or any other sum required by the terms of the Lease. Tenant shall also be considered in default thirty (30) days after receipt of written notice for failure to perform any term, covenant or condition of this Lease; upon the commencement of any action or proceeding for the dissolution, liquidation or reorganization under the Bankruptcy Act, of Tenant, or for the appointment of a receiver or trustee of the Tenant's property; upon making of any assignment for the benefit of creditors by Tenant; upon suspension of business; or the abandonment of the Leased Premises by the Tenant. Any defaults other than nonpayment defaults shall have a thirty (30) day cure period.

                  Section 2. In the event of default of this Lease by either party, then either party may pursue any and all remedies and rights available under applicable Ohio law. Should Landlord elect to reenter, as herein provided, or should it take possession pursuant to legal proceedings or pursuant to any notice provided for by law, it may either terminate this Lease, or it may without terminating this Lease relet said Leased Premises or any part thereof for such term or terms and at such rental or rentals and upon such other terms and conditions as Landlord may deem advisable, with the right to make alterations and repairs to said Leased Premises for the purpose of rerental. Should such rentals received from such reletting during any month be less than required to be paid by Tenant as defined above, then Tenant shall immediately pay such deficiency to Landlord.

                  Section 3. No such reentry or taking possession of said Leased Premises by Landlord shall be construed as an election on its part to terminate this Lease, unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach or act of default. Should Landlord at any time terminate this Lease for any breach or act of default, in addition to any other remedy it may have, it may recover from Tenant all damages it may incur by reason of such breach or act of default, including the cost of recovering the Leased Premises, legal fees, and including the worth at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to rent reserved in this Lease for the remainder of the stated term over the then reasonable rental value of the Leased Premises for the remainder of the stated term.

         ARTICLE 20. SURRENDER OF LEASED PREMISES.

                  Section 1. If Tenant holds possession of the Leased Premises after the termination of this Lease for any reason not authorized by the Landlord unless the parties are engaged in good faith negotiations for the leasing of this or other space in the Wilmington Commerce Park, after sixty days from the termination, Tenant shall pay Landlord one hundred fifty percent (150%) of the rent provided for herein for such period that Tenant holds over, but such payment of rent shall not create any Lease arrangement whatsoever between Landlord and Tenant, unless expressly agreed to in writing by Landlord. It is further understood that during such period that Tenant holds over, the Landlord retains all of Landlord's rights under this Lease, including damages as a result of the termination of this Lease and the right to immediate possession of the Leased Premises. This paragraph shall not be construed to grant Tenant permission to hold over.

                  Section 2. At the expiration of the tenancy created hereunder, whether by lapse of time or otherwise, Tenant shall surrender the Leased Premises broom clean, free of tire marks, free of all debris and in good condition and repair, reasonable wear and tear and loss by fire or other unavoidable casualty excepted.

                  Section 3. Prior to surrender of the Leased Premises, the Leased Premises will be reviewed by a representative of the Landlord and Tenant to determine if there is any deferred maintenance or unrepaired damage which is the responsibility of Tenant. Tenant shall have the option to effect such maintenance and repairs. In the event that there is deferred maintenance and/or unrepaired damage not taken care of by Tenant, then Landlord may effect such maintenance and repairs and Tenant will pay the cost thereof which cost shall not exceed 10% of the Landlord's approved initial build-out.

                  Section 4. Upon the expiration of the tenancy hereby created, if Landlord so requests in writing, Tenant shall promptly remove any additions, signs, fixtures and installations placed in the Leased Premises by Tenant that is designated in said request, and repair any damage occasioned by such removals at its own expense, and in default thereof, Landlord may effect such removals and repairs, and Tenant shall pay Landlord the cost thereof, with interest at the rate of eight (8) percent per annum from the date of payment by Landlord. Notwithstanding the foregoing, Tenant shall be able to leave in such additions, signs, fixtures and installations in an amount up to ten (10%) of its original build-out without a duty to remove the same.

         ARTICLE 21. WAIVER OF SUBROGATION.

                  The Landlord and Tenant waive all rights, each against the other, for damages caused by fire or other perils covered by insurance where such damages are sustained in connection with the occupancy of the Leased Premises.

         ARTICLE 22. ZONING; PERMITS.

                  Notwithstanding anything herein elsewhere contained to the contrary, this Lease and all the terms and conditions hereof are in all respects subject and subordinate to all zoning restrictions and restricting covenants affecting the Leased Premises, and the building in which they are located, and the Tenant shall be bound by such restrictions. Landlord represents that to the best of its knowledge and belief, the present zoning of the premises permit the activities of Tenant as such are presently carried on. In the event that the present zoning does not permit the activities of Tenant's present use then this Lease shall be void. The Landlord further does not warrant that any licenses or permits which may be required for the business to be conducted by the Tenant on the Leased Premises will be granted, or, if granted, will be continued in effect or renewed. Any failure to obtain the licenses, permits, or any revocation thereof or failure to renew them, shall not release the Tenant from the terms of this Lease.

         ARTICLE 23. ENVIRONMENTAL PROVISIONS.

                  Section 1. The Landlord, to the best of its knowledge, represents to the Tenant that no toxic, explosive or other dangerous materials or hazardous substances have been concealed within, buried beneath, released on or from, or removed from and stored off-site of the Property upon which the Leased Premises is constructed.

                  Section 2. Tenant shall at all times during the term of this Lease comply with all applicable federal, state, and local laws, regulations, administrative rulings, orders, ordinances, and the like, pertaining to the protection of the environment, including but not limited to, those regulating the handling and disposal of waste materials. Further, during the term of this Lease, neither Tenant nor any agent or party acting at the direction or with the consent of Tenant shall treat, store, or dispose of any "hazardous substance," as defined in Section 101 (14) of the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA") (or any analogous legislation), or petroleum (including crude oil or any fraction thereof) on or from the Property.

                  Section 3. Tenant shall fully and promptly pay, perform, discharge, defend, indemnify and hold harmless Landlord from any and all claims, orders, demands, causes of action, proceedings, judgments, or suits and all liabilities, losses, costs or expenses (including, without limitation, technical consultant fees, court costs, expenses paid to third parties and reasonable legal fees) and damages arising out of, or as a result of, (i) any "release" as defined in Section 101 (22) of CERCLA (or any analogous legislation), of any "hazardous substance," as defined in Section 101 (14) of CERCLA (or any analogous legislation), or petroleum, (including crude oil or any fraction thereof) or placed into, on or from the Property at any time after the date of this Lease by Tenant, its agents, or employees; (ii) any contamination of the Property's soil or groundwater or damage to the environment and natural resources of the Property the result of actions occurring after the date of this Lease, whether arising under CERCLA or other statutes and regulations, or common law by Tenant, its agents, or employees; and (iii) any toxic, explosive or otherwise dangerous materials or hazardous substances which have been buried beneath, concealed within or released on or from the Property after the date of this Lease.


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
                  Section 4. Landlord agrees to indemnify and hold harmless Tenant upon the same terms and conditions set forth above for any release which is caused by any other tenant in the Airborne Commerce Park or by Landlord itself, except to the extent that Tenant is determined to be partly or wholly responsible for such release.

                  Section 5. Landlord hereby warrants to Tenant that the Premises do not contain any asbestos. Landlord also represents and warrants that it has not received notification of any kind from any governmental agency regarding actual, potential, or threatened contamination of the Property by Hazardous Substances. Landlord agrees to indemnify and hold Tenant harmless from any and all costs of any governmentally required remedial action or cleanup suffered or incurred by Tenant arising out of or related to any use of the Premises, Shopping Center, Building or Property or presence of asbestos or Hazardous Substances in any such areas or portion thereof occurring prior to the Lease Commencement date. The term "Hazardous Substances" shall mean any and all hazardous, toxic, infectious, or radioactive substances, wastes, or materials listed or defined by any Environmental Law and specifically shall include petroleum oil and its fractions, asbestos, urea formaldehyde and radon. The term "Environmental Laws" means any and all federal, state, and local statutes, regulations, and ordinances pertaining to the protection of human health or the environment that are applicable to the Premises, including, without limitation, the Comprehensive Environmental Response, Compensation and Recover Act of 1980, as amended, the Resource Conversation and Recovery Act of 1976, and the Hazardous Materials Transportation Act; all regulations pertaining thereto; and all other statutes, laws and ordinances of the United States and of any state, county or municipality in which the Premises are located.

         ARTICLE 24. ESTOPPEL CERTIFICATE.

                  The Tenant agrees to execute an Estoppel Certificate on a form to be supplied by Landlord for the benefit of Lender or any mortgage holder; that wherein the Tenant acknowledges the terms and conditions of this Lease.

         ARTICLE 25. ACCELERATION OF RENT.

                  If the Tenant becomes insolvent, bankrupt, or makes an assignment for the benefit of creditors, or is levied upon or sold out by Sheriff's or Marshall's sale, or if a receiver is appointed, the Landlord may declare the rent for the balance of the term or any part thereof to be due and payable as if by the terms of the lease it were payable in advance. If the rent or any other sum payable hereunder is at any time unpaid when within 45 days after due, the Landlord may then declare the rent for the balance of the term or any part thereof to be immediately due and payable as if by the terms of the Lease it were payable in advance, and the Landlord may immediately proceed to distrain, collect, or bring action for the whole rent or any part thereof, as if it were in arrears, or may enter judgment therefor, in an amicable action as hereinabove provided in the case of rent in arrears.


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
         ARTICLE 26. RENT DEMAND.

                  Every demand for rent due wherever and whenever made shall have the same effect as if made at the time it falls due and at the place of payment, and after the service of any notice or commencement of any suit, or final judgment therein, Landlord may receive and collect any rent due, and such collection or receipt shall not operate as a waiver of nor affect such notice, suit or judgment.

         ARTICLE 27. NO REPRESENTATION BY LANDLORD.

                  Landlord and its agent have made no representations or promises with respect to the Leased Premises or the building of which the same form a part except as herein expressly set forth. Landlord represents that all systems and Leased Premises will be in good working order and in full compliance with law and provision of the certificate of occupancy upon commencement of the Lease.

         ARTICLE 28. WAIVER OF BREACH.

                  No waiver of any breach of the covenants, provisions or conditions contained in this Lease shall be construed as a waiver of the covenant itself or any subsequent breach itself, and if any breach shall occur and afterwards be compromised, settled or adjusted, this Lease shall continue in full force and effect as if no breach had occurred, unless otherwise agreed. The acceptance of rent hereunder shall neither be or construed to be a waiver of any breach of any term, covenant or condition of this Lease.

         ARTICLE 29. QUIET ENJOYMENT.

                  Landlord hereby covenants and agrees that if Tenant shall perform all the covenants and agreements herein stipulated to be performed on Tenant's part, Tenant shall at all times during the continuance hereof have the peaceable and quiet enjoyment and possession of the Leased Premises without any manner of let or hindrance from Landlord or any person or persons lawfully claiming the Leased Premises except as otherwise provided for herein.

         ARTICLE 30. INTERPRETATION.

                  Section 1. Wherever either the word "Landlord" or "Tenant" is used in this Lease, it shall be considered as meaning the singular and/or neuter pronouns as used herein, and the same shall be construed as including all persons and corporations designated respectively as Landlord or Tenant in the heading of this instrument wherever the context requires.

         ARTICLE 31. DEFINITIONS.

                  Pro rata share. Unless otherwise indicated, "pro rata share" means the share of


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
any costs, fees, or expenses Tenant is required to pay to Landlord under this Agreement calculated by dividing the square footage of the Leased Premises by the total square footage of the building or buildings as the case may be of which the Leased Premises are a part.

                  Buildings. Unless otherwise indicated, "buildings" means the buildings of which the leased premises are a part and to which any item of expense is attributable or allocable.

         ARTICLE 32. HEADINGS.

                  All headings preceding the text of the several Articles and Sections hereof are inserted solely for convenience or reference and shall not constitute a part of this Lease or affect its meaning, construction, or effect.

         ARTICLE 33. NOTICE.

                  All notices under this Lease may be personally delivered; sent by courier service, with receipt; or mailed to the address shown by certified mail, return receipt requested. The effective date of any mailed notice shall be three (3) days after delivery of the same to the United States Postal Service.

                  Landlord:         WILMINGTON COMMERCE PARK PARTNERSHIP
                  Mail:             Al. NEYER, INC.
                                    3800 Red Bank Road
                                    Cincinnati, Ohio  45227
                  Telephone:        (513) 271-6400
                  FAX:              (513) 271-1350

                  Tenant:           DJ & J Software Corporation
                  Mail:             Attn:  Real Estate Department
                                    22011 South East 51st Street
                                    Issaquah, WA  98027
                  Telephone:        (206) 391-0800


         ARTICLE 34. FINANCIAL STATEMENTS.

                  The Tenant shall furnish the Landlord with Tenant's most current audited financial statements. Tenant shall furnish Landlord with Tenant's most current public information at Landlord's request during Lease term.

         ARTICLE 35. MEMORANDUM OF LEASE.

                  It is agreed by both parties that this instrument is not recordable and if either party should record the same in the office of the Recorder of Clinton County, Ohio, the recording shall have no effect. When possession of the Leased Premises has been delivered to Tenant, the parties hereto may execute, acknowledge and deliver a Memorandum of Lease in recordable form specifying the terms of this Lease and renewal periods of this Lease. In the event they differ from the dates herein, the date in the Memorandum shall control.

         ARTICLE 36. TIME.

                  Time is of the essence in this Lease.

         ARTICLE 37. RIGHT OF FIRST REFUSAL.

                  Tenant shall have the right of first refusal to lease additional space in the building. Landlord must deliver written notice of such offer to Tenant. Tenant shall have ten (10) days from the date such notice is received by Tenant to respond to such offer. If Tenant fails to deliver written notice to Landlord in ten (10) days, Landlord shall be free to lease the space to the third party.

         ARTICLE 38. AMERICANS WITH DISABILITIES ACT.

                  Landlord warrants that prior to Tenant's occupancy the Premises will comply with the Americans with Disabilities Act of 1990 and any related rules and regulations, as amended from time to time ("AD"). To the extent applicable, Tenant shall perform and pay for compliance with the ADA affecting the Premises that is required by actions taken by Tenant to alter or remodel the Premises, and by changes to the ADA enacted or promulgated after the Lease Commencement Date. Throughout the term of this Lease, Landlord shall perform and pay for compliance with the ADA outside of the Premises, including without limitation, provision of an accessible path of travel to the Premises.

         ARTICLE 39. CONFIDENTIALITY.

                  The confidentiality of all business information provided by either party to this Lease pursuant to the terms of this Lease shall be preserved and protected by the party receiving such information, unless the party providing the information has expressly stated in writing to the other party that the information provided is not confidential.

         ARTICLE 40. BROKERS.

                  Tenant is not liable for the fees of any brokers or agents which were not engaged by Tenant. No broker or agent has the authority to make any representation for or obligate

Tenant in any manner.

         ARTICLE 41. ENTIRE AGREEMENT.

                  This Lease contains the entire agreement between the parties; it supersedes all previous understandings and agreements between the parties, if any and no oral or implied representation of understandings shall vary its terms; and it may not be amended except by a written instrument executed by both parties hereto.

         IN WITNESS WHEREOF, the parties hereto set their hands to triplicates hereof, this _____ day of _____________________, 1995, as to Landlord , and this _____ day of ___________________, 1995, as to Tenant.



Signed and acknowledged             LANDLORD: WILMINGTON COMMERCE
in the presence of:                             PARK PARTNERSHIP


_________________________________   By:_________________________________

                                    Its:_________________________________
_________________________________


                                    TENANT: DJ & J SOFTWARE CORPORATION


_________________________________   By:_________________________________
                                       Terence M. Strom, President
                                         and C.E.O.

_________________________________

STATE OF OHIO, COUNTY OF ___________________, SS:

         The foregoing instrument was acknowledged before me this _____ day of ___________, 1995, by ______________________, ________________________, on
behalf of WILMINGTON COMMERCE PARK PARTNERSHIP.


                                           ____________________________________
                                           Notary Public







STATE OF WASHINGTON, COUNTY OF KING, SS:

         The foregoing instrument was acknowledged before me this _____ day of ____________, 1995, by Terence M. Strom, President and C.E.O., on behalf of DJ & J SOFTWARE CORPORATION.


                                           ____________________________________
                                           Notary Public



Prepared by BUCKLEY, MILLER & WRIGHT, Attorneys at Law, Wilmington, Ohio 45177 KB/JVG.WCPP1.EGG.KB('95)(5)


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